SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2015

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Main Street, Lynchburg, VA		24504
(Address of principal executive offices)		(Zip Code)

(434) 846-2000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The attached investor presentation contains information that members of the management of Bank of the James Financial Group, Inc. (the “Company”) will use from time to time, either all or in part, during visits with investors (including the investor conference referenced in Item 8.01, below), analysts, and other interested parties to assist such parties’ understanding of the Company. The investor presentation materials are available in the Investor Relations section of the Company’s website (www.bankofthejames.com).

The investor presentation materials are attached hereto as Exhibit 99.1 to this report. The investor presentation materials are being furnished, not filed, under item 7.01 of this Form 8-K.

Item 8.01	Other Events

On September 4, 2015, the Company issued a press release announcing that it will be presenting to investors at the Raymond James 2015 U.S. Bank Conference on September 9, 2015. The press release is attached as Exhibit 99.2 to this report.

Item 9.01 - Financial Statements and Exhibits

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Investor Presentation

99.2	Press Release Dated September 4, 2015

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 4, 2015	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ J. Todd Scruggs
J. Todd Scruggs
Secretary-Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Investor Presentation Materials

99.2	Press Release Dated September 4, 2015

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